The Emerging Markets
                                 Income Fund II Inc

July 6, 1999

Dear Shareholders:

We are pleased to provide this annual report for The Emerging Markets Income Fund II Inc (the "Fund") as of May 28, 1999. Included are a market commentary, audited financial statements, the related report of the independent accountants and other information about the Fund for the year ended May 28, 1999.

During the year ended May 28, 1999, the net asset value of the Fund decreased from $15.03 per share at May 29, 1998 to $9.71 per share at May 28, 1999. Dividends totalling $2.68 per share were paid during the year. This total represents $1.80, $0.41 and $0.47 per share from net investment income, realized net short-term capital gains and realized net long-term capital gains, respectively. Assuming the reinvestment of these dividends in additional shares of the Fund, the total return based on net asset value for the year ended May 28, 1999 was a negative 13.25%. During the same period, the JP Morgan Emerging Markets Bond Index Plus (the "EMBI+"), which we use as a measure of the return of the overall market for emerging markets debt, returned a negative 11.01%.

Investments in securities of emerging markets issuers, including both obligations of sovereign governments and corporate issuers, totalled approximately 99% of total investments as of May 28, 1999. The remainder of the Fund's portfolio assets were invested in short-term investments.

EMERGING MARKETS DEBT SECURITIES

The primary events impacting emerging market debt during the fiscal year included the severe recession in Asia, the Russian domestic debt default and the currency crisis in Brazil. Each of these events had a sharply negative impact on the countries directly involved, as well as a broader spillover impact on the entire market.

The recession in Asia, a product of the rolling currency crisis that impacted Thailand, Korea, Malaysia and Indonesia and threatened the currency peg in Hong Kong, had a direct negative impact on the debt values of each of these countries. In addition, the currency turmoil in Asia increased the risk premium in all emerging markets debt. This increase in the risk premium represented investor perception that there was a likelihood of currency devaluation in all emerging markets. While this perception was unfair to many emerging markets countries, it was a lingering concern for investors at the beginning of the Fund's fiscal year.

Russia's ability to finance its budget deficit was another important factor for the emerging debt market. Russia's currency was under pressure at the beginning of the Fund's fiscal year as investors questioned the country's ability to maintain currency stability without meaningful fiscal reform. The country made some progress on fiscal reform and successfully accessed external debt markets during June and July, which helped to relieve some of the short-term pressure on its finances. The pro reform government continued to promote its reform agenda but was hampered by its inability to increase tax collections. The progress Russia made through early August, as well as its constructive relationship with the IMF, was severely damaged when it chose to devalue the ruble, default on

                                                                          Page 1

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domestic debt and dismiss its government, in the middle of August. Russia was pushed to this unlikely combination of measures by its inability to roll over obligations in the Treasury bill market. Russia's debt securities declined by nearly 80% in value during August with the decline concentrated in a three-day period following these events.

The turmoil in Russia impacted all emerging markets debt as investors fled the asset class for the safety of the U.S. Treasury market. This flight to quality was compounded by the forced unwinding of the substantial leverage that financed many investments in emerging markets. The magnitude of spread widening in emerging market debt was similar to the Mexican peso crisis in early 1995, although the 1998 spread widening, occurred more quickly. In addition, spreads in all other non-Treasury fixed-income investments, including investment-grade corporate debt and investment- grade asset-backed securities expanded to historically wide levels.

Emerging market debt began to recover in September as investors recognized that at 1,500 basis points over Treasuries, the market was dramatically oversold. The recovery was further supported by interest rate cuts by the U.S. Federal Reserve Board which totalled 75 basis points. Most emerging markets decoupled from Russia in the recovery as investors recognized value in many oversold countries. Russia's economic outlook was as uncertain as its political situation. Russia began to recover in early 1999 as it reopened discussions with the IMF, and successfully made coupon payments on its Eurobond debt. Russia's recent progress toward a new IMF agreement has made it the strongest-performing emerging markets credit during calendar 1999.

The next major development in emerging markets during the Fund's fiscal year was the devaluation of Brazilian currency in January. After a few false starts, Brazil has made major strides toward restoring market confidence in its monetary and fiscal policy. This restoration of confidence has been led by Arminio Fraga, the new central bank president, and complemented by the government's ability to obtain a timely congressional package of some key fiscal reforms. Brazil still has a very heavy domestic debt burden, but its improvement in monetary policy and its fiscal reforms have created an opportunity for the country to restructure its debt.

As Brazil stabilized its currency and began to progress with fiscal reform in February, the emerging debt markets began a sustained rally. Spreads on the EMBI+ tightened from approximately 1300 basis points over Treasuries in late February to approximately 1,000 basis points over in early May. The market spread did widen approximately 150 basis points during May as investors focused on the likelihood of an interest rate increase by the U.S. Federal Reserve Board. Spreads on EMBI+ ended the Fund's fiscal year at 1,157 over Treasuries.

Over the course of this highly eventful fiscal year for the Fund, we have remained invested in emerging markets debt. While the market has been highly volatile, our extensive experience in the asset class has convinced us that in order to enjoy the long-term returns offered by the market, we must ride through the volatility. The primary rationale for remaining invested in a downturn is that emerging market declines are usually accompanied by reduced liquidity. When the market recovers, an equally sharp rebound also occurs with below-normal levels of liquidity, and it is impossible to create a diversified portfolio at the market bottom. We remain committed to our strategy of maximizing current income in a highly diversified portfolio of attractive emerging markets credits.

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In a continuing effort to provide timely information about The Emerging Markets
Income Fund II Inc, shareholders can call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. (EST), for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information regarding your Emerging Markets Income Fund II Inc stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).

Thank you for your investment in The Emerging Markets Income Fund II Inc. We look forward to helping you pursue your investment goals in the years to come.

Sincerely,

/s/ William D. Cvengros
William D. Cvengros
Co-Chairman of the Board

/s/ Heath B. McLendon
Heath B. McLendon
Co-Chairman of the Board

/s/ Peter J. Wilby
Peter J. Wilby
Executive Vice President

                                                                          Page 3

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Statement of Investments
May 28, 1999

     Principal
    Amount (a)    Bonds -- 83.4%                                                             Value
-----------------------------------------------------------------------------------------------------
                  Argentina -- 12.4%
                  Republic of Argentina:
Peso  1,750,000+     8.750% due 7/10/02..............................................    $  1,464,595
Peso  2,000,000+     11.750% due 2/12/07.............................................       1,653,806
Peso    500,000+     11.750% due 2/12/07#............................................         413,452
      1,000,000+     14.250% due 11/30/02*...........................................         970,000
      5,000,000+     11.750% due 2/12/07.............................................       4,131,250
      8,550,000+     Global Bond, 11.000% due 12/4/05................................       7,727,062
     19,300,000+     Global Bond, 11.750% due 4/7/09.................................      17,514,750
      6,000,000+     Structured Note, 11.447% due 4/10/05*(b)........................       5,370,000
                                                                                         ------------
                                                                                           39,244,915
                                                                                         ------------
                  Brazil -- 12.3%
      4,000,000+  Companhia Energetica De Sao Paulo, 9.125% due 6/26/07*.............       3,320,000
                  Federal Republic of Brazil:
     17,844,992+    Capitalization (C)Bond, 8.000% due 4/15/14(c)....................      11,141,967
     22,500,000+    DCB, Series L, 5.9375% due 4/15/12*..............................      12,881,250
      8,000,000+    FLIRB, Series L, 5.000% due 4/15/09*.............................       4,560,000
     11,000,000+    NMB, Series L, 5.9375% due 4/15/09*..............................       7,112,188
                                                                                         ------------
                                                                                           39,015,405
                                                                                         ------------
                  Bulgaria -- 2.6%
     14,000,000+  Republic of Bulgaria, FLIRB, Series A, 2.500% due 7/28/12*.........       8,102,524
                                                                                         ------------
                  Colombia -- 4.5%
                  Republic of Colombia:
        750,000+    7.250% due 2/15/03...............................................         645,000
      3,275,000+    7.270% due 6/15/03...............................................       2,751,000
        900,000+    10.986% due 8/13/05*.............................................         801,000
      6,500,000+    Global 10.875% due 3/9/04........................................       6,305,000
      3,000,000+    Global 7.625% due 2/15/07........................................       2,265,000
      1,675,000+    Global 9.750% due 4/23/09........................................       1,394,437
                                                                                         ------------
                                                                                           14,161,437
                                                                                         ------------
                  Costa Rica -- 4.4%
                  Costa Rica:
         23,642+    Interest Bond, Series B, 6.56836% due 5/21/05*...................          22,815
      2,200,000+    Principal Bond, Series A, 6.250% due 5/21/10.....................       1,914,000
     14,500,000+    Principal Bond, Series B, 6.250% due 5/21/15.....................      11,890,000
                                                                                         ------------
                                                                                           13,826,815
                                                                                         ------------

                 See accompanying notes to financial statements.

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Statement of Investments (continued)
May 28, 1999

     Principal
    Amount (a)    Bonds -- 83.4% (continued)                                                 Value
-----------------------------------------------------------------------------------------------------
                  Croatia -- 2.7%
                  Republic of Croatia, FRN:
        442,557+     5.8125% due 7/31/06*............................................    $    358,471
     10,500,000+     5.8125% due 7/31/10*............................................       8,268,750
                                                                                         ------------
                                                                                            8,627,221
                                                                                         ------------
                  Ecuador -- 2.6%
                  Republic of Ecuador:
      1,500,000+     Discount Bond, 6.000% due 2/28/25*..............................         721,875
     18,929,849+     PDIBond, 6.000% due 2/27/15*(c).................................       7,193,342
        480,000+     Series IE, 6.000% due 12/21/04*.................................         300,000
                                                                                         ------------
                                                                                            8,215,217
                                                                                         ------------
                  Indonesia -- 1.5%
      5,191,275+     Pt Polytama Propindo, 11.250% due 6/15/07.......................         908,473
                     Tjiwi Kimia International Finance Company B.V.:
      1,000,000+     13.250% due 8/1/01..............................................         750,000
      5,000,000+     10.000% due 8/1/04..............................................       3,150,000
                                                                                         ------------
                                                                                            4,808,473
                                                                                         ------------
                  IvoryCoast -- 1.3%
     16,225,000+  Republic of Ivory Coast, 2.000% due 3/31/18*.......................       4,299,625
                                                                                         ------------

                  Mexico -- 8.0%
      3,000,000+  Grupo Industrial Durango, 12.000% due 7/15/01......................       2,932,500
      2,000,000+  Hylsa S.A. de C.V., 9.250% due 9/15/07.............................       1,520,000
                  United Mexican States:
      6,675,000+     Global Bond, 10.375% due 2/17/09................................       6,691,687
      6,000,000+     Par Bond, Series A, 6.250% due 12/31/19 (including rights)......       4,473,750
     13,000,000+     Par Bond, Series B, 6.250% due 12/31/19 (including rights)......       9,693,125
                                                                                         ------------
                                                                                           25,311,062
                                                                                         ------------
                  Panama -- 2.3%
      9,875,000+  Republic of Panama, IRB, 4.000% due 7/17/14*.......................       7,171,719
                                                                                         ------------

                  Peru -- 4.7%
     24,450,000+  Republic of Peru, PDI Bond, 4.000% due 3/7/17*.....................      14,838,094
                                                                                         ------------


                 See accompanying notes to financial statements.
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Statement of Investments (continued)
May 28, 1999

     Principal
    Amount (a)    Bonds -- 83.4% (concluded)                                                 Value
-----------------------------------------------------------------------------------------------------
                  Philippines -- 3.9%
                  Republic of the Philippines, Global Bond:
      2,300,000+     8.750% due 10/7/16#.............................................    $  2,116,000
     10,500,000+     9.875% due 1/15/19..............................................      10,211,250
                                                                                         ------------
                                                                                           12,327,250
                                                                                         ------------
                  Poland -- 1.7%
                  Republic of Poland:
      1,750,000+     Par Bond, 3.000% due 10/27/14*..................................       1,082,812
      2,760,000+     PDI Bond, 5.000% due 10/27/14*..................................       2,473,650
      3,000,000+     RSTABond, 4.000% due 10/27/24*..................................       2,002,500
                                                                                         ------------
                                                                                            5,558,962
                                                                                         ------------
                  Russia -- 4.1%
                  Russian Government:
      5,700,000+     Global Bond, 11.750% due 6/10/03................................       2,821,500
      2,325,000+     Global Bond, 11.750% due 6/10/03#...............................       1,150,875
     19,275,000+     Global Bond, 12.750% due 6/24/28................................       9,107,438
                                                                                         ------------
                                                                                           13,079,813
                                                                                         ------------
                  South Korea -- 1.9%
                  Export-Import Bank of Korea, Global Bond:
      1,100,000+     7.250% due 6/25/01..............................................       1,094,665
      1,560,000+     6.500% due 2/10/02..............................................       1,511,094
      3,460,000+  Korea Development Bank, Global Bond, 6.625% due 11/21/03...........       3,313,988
                                                                                         ------------
                                                                                            5,919,747
                                                                                         ------------
                  Uruguay -- 1.1%
                  Uruguay:
      1,473,683+     DCB, Series B, 6.000% due 2/18/07*..............................       1,252,630
      2,470,587+     NMB, 6.125% due 2/19/06*........................................       2,174,117
                                                                                         ------------
                                                                                            3,426,747
                                                                                         ------------
                  Venezuela -- 11.4%
                  Republic of Venezuela:
      5,785,824+     DCB, Series DL, 5.9375% due 12/18/07*...........................       4,285,126
     37,523,658+     FLIRB, Series A, 6.000% due 3/31/07*............................      26,970,129
        571,429+     FLIRB, Series B, 6.000% due 3/31/07*............................         410,715
      5,000,000+     Global Bond, 13.625% due 8/15/18................................       4,462,500
                                                                                         ------------
                                                                                           36,128,470
                                                                                         ------------
                  Total Bonds (Cost -- $268,491,170)                                      264,063,496
                                                                                         ------------

                 See accompanying notes to financial statements.

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Statement of Investments (continued)
May 28, 1999

     Principal
    Amount (a)    Loan Participations++ -- 15.1%                                             Value
-----------------------------------------------------------------------------------------------------
                  The People's Democratic Republic of Algeria:
      1,909,088+     Tranche A, 6.750% due 3/4/00* (Chase Manhattan Bank)............  $    1,780,224
      5,727,267+     Tranche 1, 6.000% due 9/4/06* (Chase Manhattan Bank)............       3,364,769
     16,000,000+     Tranche 3, 6.000% due 3/4/10* (Chase Manhattan Bank)............       8,480,000
                  Government of Jamaica:
        166,637+     Tranche A, 5.8125% due 10/15/00* (Chase Manhattan Bank).........         156,639
      4,468,750+     Tranche B, 6.500% due 11/15/04* (Chase Manhattan Bank,
                       Morgan Guaranty Trust Company of New York)....................       3,664,375
                  Russian Government:
      3,000,000+    Foreign Trade Obligation##(d) (Bank of America)..................         157,500
     60,000,000+    Principal Loan, due 12/15/20##(d)
                      (Morgan Guaranty Trust Company of New York)....................       4,462,500
                  Kingdom of Morocco:
Yen 674,295,891+     Tranche A, 2.2325% due 1/1/09* (Goldman Sachs)..................       4,166,991
     25,882,355+     Tranche B, 5.90625% due 1/1/04* (Chase Manhattan Bank,
                       Morgan Stanley Emerging Markets, Inc.)........................      21,611,767
                                                                                         ------------
                  Total Loan Participations (Cost -- $58,723,828)....................      47,844,765
                                                                                         ------------
       Warrants   Warrants -- 1.0%
-----------------------------------------------------------------------------------------------------
         18,800+  Republic of Argentina Warrants, expiring 12/3/99##.................         202,100
         48,154+  United Mexican States Warrants, expiring 2/18/00##.................       3,130,010
                                                                                         ------------
                  Total Warrants (cost-- $2,150,466).................................       3,332,110
                                                                                         ------------
                  Sub-Total Investments (Cost -- $329,365,464).......................     315,240,371
                                                                                         ------------

                  Repurchase Agreement -- 0.5%
-----------------------------------------------------------------------------------------------------
      1,454,000   State Street Bank, 4.78%, dated 5/28/99, $1,454,772 due 6/1/99
                    (collateralized by $1,300,000 U.S. Treasury Bond
                    due 11/15/16, value at $1,485,848) (Cost -- $1,454,000)..........       1,454,000
                                                                                         ------------
                  Total Investments-- 100.0% (Cost -- $330,819,464**)................    $316,694,371
                                                                                         ============

                 See accompanying notes to financial statements.
                                                                          Page 7

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Statement of Investments (concluded)
May 28, 1999

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT MAY 28, 1999:

                Contracts       In Exchange    Contracts at        Delivery        Unrealized
                to Deliver          For            Value             Date         Appreciation
                ----------      -----------    ------------        --------       ------------

Sale.......  Yen 589,000,000   US $5,047,778   US $4,888,123        6/29/99         $159,655

------------
(a)    Principal denominated in U.S. dollars unless otherwise indicated.

(b) Coupon rate is derived from a formula based on the yields of other Argentina Global bonds.

(c) Payment-in-kind security for which all or part of the interest earned is capitalized as additional principal.

(d)    Security is currently in default.

* Rate shown reflects current rate on instrument with variable rates or step coupon rates.

**     Aggregate cost for federal income tax purposes is substantially the same.

+ All or a portion of the security is segregated as collateral pursuant to a loan agreement. See Note 4.

++ Participation interests were acquired through the financial institutions indicated parenthetically. See Note 5.

# Pursuant to Rule 144A of the Securities Act of 1933, this security can only be sold to qualified institu tional investors.

##     Non-income producing.

   Abbreviations used in this statement:
   DCB      - Debt Conversion Bond.
   FLIRB    - Front Loaded Interest Reduction Bond.
   FRN      - Floating Rate Note.
   IRB      - Interest Reduction Bond.
   NMB      - New Money Bond.
   PDI      - Past Due Interest.
   Peso     - Argentina Peso.
   RSTA     - Revolving Short Term Agreement.
   Yen      - Japanese Yen.


                See accompanying notes to financial statements.

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Statement of Assets and Liabilities
May 28, 1999

Assets
  Investments, at value (cost-- $329,365,464)........................................   $315,240,371
  Repurchase agreement...............................................................      1,454,000
  Cash...............................................................................            869
  Receivable for securities sold.....................................................      1,560,836
  Interest receivable................................................................      7,301,669
  Net unrealized appreciation on forward foreign currency contracts..................        159,655
  Prepaid expenses...................................................................         28,374
                                                                                        ------------
  Total Assets.......................................................................    325,745,774
                                                                                        ------------

Liabilities
  Loan payable (Note 4)..............................................................    100,000,000
  Accrued interest expense on loan...................................................        284,583
  Accrued management fee (Note 2)....................................................        220,510
  Other accrued expenses.............................................................        233,699
                                                                                        ------------
  Total Liabilities..................................................................    100,738,792
                                                                                        ------------
  Net Assets.........................................................................   $225,006,982
                                                                                        ============
Net Assets
  Common Stock ($0.001 par value, authorized
    100,000,000; 23,165,622 shares outstanding)......................................   $     23,166
  Additional paid-in capital.........................................................    320,925,584
  Undistributed net investment income................................................      7,101,419
  Accumulated net realized loss on investments.......................................    (89,077,879)
  Net unrealized depreciation on investments and foreign currencies..................    (13,965,308)
                                                                                        ------------
  Net Assets.........................................................................   $225,006,982
                                                                                        ============

Net Asset Value Per Share ($225,006,982 / 23,165,622 shares).........................          $9.71
                                                                                               =====


                 See accompanying notes to financial statements.

                                                                          Page 9

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Statement of Operations
For the Year Ended May 28, 1999

Income
  Interest (includes discount accretion of $13,385,759)..............................    $ 49,674,849

Expenses
  Interest on loan.....................................................    $6,111,354
  Management fee.......................................................     2,752,455
  Custodian............................................................        87,440
  Printing.............................................................        62,780
  Audit and tax services...............................................        51,708
  Legal................................................................        35,884
  Transfer agent expenses..............................................        37,764
  Directors' fees and expenses.........................................        33,624
  Listing fees.........................................................        33,054
  Other...............................................................         22,769       9,228,832
                                                                           ----------    ------------
Net Investment Income................................................................      40,446,017
                                                                                         ------------

Realized and Unrealized Loss on Investments
and Foreign Currency Transactions
  Net Realized Loss on:
    Investments......................................................................     (87,000,811)
    Foreign currency transactions....................................................        (155,897)
                                                                                         ------------
                                                                                          (87,156,708)
                                                                                         ------------
  Net Change in Unrealized Depreciation on:
    Investments......................................................................     (11,286,688)
    Foreign currency contracts and other assets and liabilities
      denominated in foreign currencies..............................................        (212,410)
                                                                                         ------------
                                                                                          (11,499,098)
                                                                                         ------------
Net Loss on Investments and Foreign Currency Transactions                                 (98,655,806)
                                                                                         ------------
Net Decrease in Net Assets From Operations                                               $(58,209,789)
                                                                                         ============


                 See accompanying notes to financial statements.

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Statement of Changes in Net Assets

                                                                      For the Year       For the Year
                                                                          Ended              Ended
                                                                      May 28, 1999       May 29, 1998
------------------------------------------------------------------------------------------------------
Operations
  Net investment income.............................................  $ 40,446,017       $ 36,700,452
  Net realized gain (loss) on investments and foreign currency
    transactions....................................................   (87,156,708)        28,265,318
  Net change in unrealized appreciation (depreciation)..............   (11,499,098)       (47,077,819)
                                                                      ------------       ------------
  Net Increase (Decrease) in Net Assets From Operations.............   (58,209,789)        17,887,951
                                                                      ------------       ------------

Dividends and Distributions to Shareholders
  From net investment income........................................   (40,669,385)       (35,068,422)
  From net realized capital gains...................................   (19,722,397)       (30,462,193)
                                                                      ------------       ------------
  Net Decrease in Net Assets From
    Dividends and Distributions to Shareholders.....................   (60,391,782)       (65,530,615)
                                                                      ------------       ------------
Capital Share Transactions
  Proceeds from shares issued in reinvestment of dividends
    (865,753 and 353,044 shares issued).............................     8,528,861          5,469,943
                                                                      ------------       ------------

Total Decrease in Net Assets........................................  (110,072,710)       (42,172,721)
                                                                      ------------       ------------
Net Assets
  Beginning of year.................................................   335,079,692        377,252,413
                                                                      ------------       ------------
  End of year (includes undistributed net investment income of
    $7,101,419 and $7,480,264, respectively)........................  $225,006,982       $335,079,692
                                                                      ============       ============



Statement of Cash Flows
For the Year Ended May 28, 1999

Cash Flows From Operating Activities:
  Purchases of securities............................................................   $(484,282,113)

  Net sales of short-term investments................................................         764,000
  Proceeds from sales of securities and principal paydowns...........................     509,237,321
                                                                                        -------------
                                                                                           25,719,208

  Net investment income..............................................................      40,446,017
  Adjustments to reconcile net investment income to net cash provided by operating activities:
    Accretion of discount on investments.............................................     (13,385,759)
    Interest on payment-in-kind bonds................................................        (311,016)
    Net change in receivables/payables related to operations.........................        (605,317)
                                                                                        -------------
    Net Cash Provided by Operating Activities........................................      51,863,133
                                                                                        -------------

Cash Flows From Financing Activities:

  Proceeds from shares issued in reinvestment of dividends...........................       8,528,861
  Dividends and distributions paid...................................................     (60,391,782)
                                                                                        -------------
  Net Cash Used by Financing Activities..............................................     (51,862,921)
                                                                                        -------------

Net Increase in Cash.................................................................             212
Cash at Beginning of Year............................................................             657
                                                                                        -------------
Cash at End of Year..................................................................   $         869
                                                                                        =============

                 See accompanying notes to financial statements.

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C


Notes to Financial Statements

1.   Organization and Significant Accounting Policies

     The Emerging Markets Income Fund II Inc (the "Fund") was incorporated in Maryland on April 27, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $.001 par value common stock. The Fund's primary investment objective is to seek high current income through investments in selected debt securities of emerging markets countries. As a secondary objective, the Fund seeks capital appreciation.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     (a) Securities valuation. In valuing the Fund's assets, all securities and options for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

     (b) Securities transactions and investment income. Securities transactions are recorded on the trade date. Interest income is accrued on a daily basis. Discount on securities purchased is accreted on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

     (c) Foreign currency translation. The books and records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation using the 12:00 noon rate of exchange reported by Reuters. Purchases and sales of portfolio securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at rates of exchange prevailing on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar equivalent amount actually received. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C


Notes to Financial Statements (continued)

1.   Organization and Significant Accounting Policies (continued)

     securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, pursuant to U.S. federal income tax regulations, certain net foreign exchange gains/losses included in realized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

     (d) Federal income taxes. It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

     (e) Repurchase agreements. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     (f) Distribution of income and gains. The Fund declares and pays distributions to shareholders quarterly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles due primarily to differences in the treatment of foreign currency gains/losses and deferral of wash sales and post-October losses incurred by the Fund. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as tax return of capital.

     (g) Forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The contract is marked to market to reflect the change in the currency exchange rate. The change in market value is recorded by the Fund as an unrealized gain or loss. The Fund records a realized gain or loss on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions.

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C


Notes to Financial Statements  (continued)

1.   Organization and Significant Accounting Policies (concluded)

     (h) Option contracts. When the Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, and marked-to-market on each valuation date to reflect the current market value of the option. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. For options closed through an offsetting purchase or sale, the difference between the premium received or paid in the initial transaction and the amount paid or received in effecting the closing transaction is treated as a realized gain or loss. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received on the option. If a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund.

     (i) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions which are paid in cash. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. For the year ended May 28, 1999, the Fund paid interest expense of $6,225,124.

2.   Management and Advisory Fees and Other Transactions

         The Fund has entered into a management agreement with Value Advisors LLC (the "Investment Manager"), a subsidiary of PIMCOAdvisors L.P., pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers.

         The Investment Manager and the Fund have entered into an investment advisory and administration agreement with Salomon Brothers Asset Management Inc (the "Investment Adviser"), a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc.("SSBH"), pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.

         The Fund pays the Investment Manager a monthly fee at an annual rate of 1.20% of the Fund's average weekly net assets for its services, out of which the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of .70% of the Fund's average weekly net assets for its services.

         At May 28, 1999 the Investment Adviser owned 4,849 shares of the Fund. Certain officers and/or directors of the Fund are officers and/or directors of the Investment Manager or the Investment Adviser.

         All Officers and two Directors of the Fund are employees of the Investment Manager and/or the Investment Adviser.

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C


Notes to Financial Statements (continued)

3.   Portfolio Activity and Tax Information

     Cost of purchases and proceeds from sales of securities, excluding short-term investments for the year ended May 28, 1999 aggregated $474,763,606 and $493,036,829, respectively. The federal income tax cost basis of the Fund's investments at May 28, 1999 was substantially the same as the cost basis for financial reporting. Gross unrealized appreciation and depreciation amounted to $17,440,013 and $31,565,106, respectively, resulting in a net unrealized depreciation on investments of $14,125,093.

     In the current year ended May 28, 1999, permanent book/tax differences of $(155,477) was reclassified from accumulated net realized loss on investments to undistributed net investment income.

4.   Bank Loan

     The Fund has borrowed $100,000,000 pursuant to a secured loan agreement (the "Loan Agreement") with ING Baring (U.S.) Capital LLC. The interest rate on the loan is 6.83% and the maturity date is August 16, 1999. The collateral for the loan was valued at $315,159,467 on May 28, 1999 and is being held in a segregated account by the Fund's custodian. In accordance with the terms of the loan agreement, the Fund must maintain a level of collateral to debt of not less than 300%.

5.   Loan Participations/Assignments

     The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lenders"). The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. The market value of the Fund's loan participations at May 28, 1999 was $47,844,765.

     In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

     When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

     The Fund may have difficulty disposing of participations/assignments because the market for certain instruments may not be highly liquid.

6.   "When and If" Issued Bonds

     "When and if" issued bonds are recorded as investments in the Fund's portfolio and marked-to-market to reflect the current value of the bonds. When the Fund sells a "when and if" issued bond, an unrealized gain or loss is recorded equal to the difference between the selling price and purchase cost of the bond. Settlement of trades (i.e., receipt and delivery) of the "when and if" issued bond is contingent upon the successful issuance of such bond. In the event its sponsor is unable to successfully issue the security, all trades in "when and if" issued bonds become null and void, and, accordingly, the Fund will reverse any gain or loss recorded on such transactions.

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C


Notes to Financial Statements (concluded)

7.   Credit and Market Risk

     The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund's investment in non-dollar-denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. At May 28, 1999, the Fund has a concentration risk in sovereign debt of emerging market countries.

8.   Financial Instruments with Off-Balance Sheet Risk

     The Fund enters into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. As of May 28, 1999, the Fund has an outstanding contract to sell 589,000,000 Japanese Yen for US $5,047,778 for a scheduled settlement of June 29, 1999.

     The Fund enters into option transactions as part of its investment strategy or to hedge against possible changes in the market value of certain securities held. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. As of May 28, 1999, the Fund did not have any outstanding option transactions.

9.   Dividend Subsequent to May 28, 1999

     On June 1, 1999, the Board of Directors of the Fund declared a common stock dividend of $0.4125 per share from net investment income. The dividend was payable on June 25, 1999 to shareholders of record June 15, 1999.

10.  Capital Loss Carryforward

     At May 28, 1999, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $64,935,000, available to offset future capital gains through May 31, 2007. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C


Financial Highlights

Selected data for a share of common stock outstanding throughout the period:

                                                                  Year Ended
                                              ---------------------------------------------------
                                              May 28,    May 29,    May 31,    May 31,    May 31,
                                               1999       1998       1997       1996       1995
-------------------------------------------------------------------------------------------------
Net asset value, beginning of year........    $15.03     $17.19     $13.54     $10.77     $12.97
                                              ------     ------     ------     ------     ------
Net investment income.....................      1.78       1.68       1.74       1.92       1.69
Net realized gain (loss) and change in
   unrealized appreciation (depreciation)
   on securities and foreign currency
   translations...........................     (4.45)     (0.86)      3.56       2.50      (2.24)
                                              ------     ------     ------     ------     ------
Total from investment operations..........     (2.67)      0.82       5.30       4.42      (0.55)
                                              ------     ------     ------     ------     ------
Dividends to shareholders from net
   investment income......................     (1.80)     (1.59)     (1.50)     (1.29)     (1.36)
Dividends to shareholders from net
   realized capital gains.................     (0.88)     (1.39)     (0.15)     (0.36)     (0.29)
                                              ------     ------     ------     ------     ------
Total dividends and
   distributions to shareholders..........     (2.68)     (2.98)     (1.65)     (1.65)     (1.65)
                                              ------     ------     ------     ------     ------
Increase in net asset value due to shares
   issued on reinvestment of dividends....      0.03         --         --         --         --
                                              ------     ------     ------     ------     ------
Net increase (decrease) in net asset value     (5.32)     (2.16)      3.65       2.77      (2.20)
                                              ------     ------     ------     ------     ------
Net asset value, end of year..............    $ 9.71     $15.03     $17.19     $13.54     $10.77
                                              ======     ======     ======     ======     ======
Per share market value, end of year.......   $11.875   $15.4375     $15.75     $13.88     $11.88
                                             =======   ========     ======     ======     ======
Total investment return based on market
   price per share (a)....................    -0.43%     17.51%     26.84%     32.72%     -2.18%
Ratios to Average Net Assets:
   Total expenses, including interest
       expense............................     4.00%      3.14%      3.34%      4.21%      4.41%
   Total expenses, excluding interest
       expense (operating expenses).......     1.35%      1.35%      1.37%      1.43%      1.45%
   Net investment income..................    17.52%     10.16%     11.29%     16.20%     15.42%
Supplemental Data:
   Net assets, end of period (000)........  $225,007   $335,080   $377,252   $295,949   $235,372
   Portfolio turnover rate................      148%       136%       172%        94%        58%
   Bank loan outstanding, end of year (000) $100,000   $100,000   $100,000   $100,000   $100,000
   Interest rate on bank loan, end of year     6.83%   6.28125%      6.50%   6.60156%    7.5625%
   Weighted average bank loan (000).......  $100,000   $100,000   $100,000   $100,000   $100,000
   Weighted average interest rate.........     6.11%      6.46%      6.67%      7.21%      7.12%

-----------
(a) Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C


Report of Independent Accountants

To the Board of Directors and Shareholders of The Emerging Markets Income Fund II Inc

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of The Emerging Markets Income Fund II Inc (the "Fund") at May 28, 1999, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 28, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
July 21, 1999

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C


Selected Quarterly Financial Information

Summary of quarterly results of operations (unaudited)*

                                                                                  Net Realized Gain
                                                                                  (Loss) &Change in
                                                        Net Investment             Net Unrealized
                                                            Income           Appreciation (Depreciation)
                                                                   Per                        Per
Quarters Ended                                        Total       Share          Total       Share
--------------------------------------------------------------------------------------------------------
August 31, 1994.............................        $  8,536     $  .39       $  (5,787)   $  (.27)
November 30, 1994...........................           9,293        .42         (21,503)      (.98)
February 28, 1995...........................           9,157        .42         (53,616)     (2.45)
May 31, 1995................................          10,039        .46          31,849       1.46
August 31, 1995.............................          10,387        .48           3,358        .15
November 30, 1995...........................           9,897        .45          10,421        .48
February 29, 1996...........................          10,271        .47          24,630       1.13
May 31, 1996................................          11,462        .52          16,215        .74
August 31, 1996.............................          10,367        .47          15,085        .69
November 30, 1996...........................           9,927        .46          39,475       1.80
February 28, 1997...........................           8,948        .40          19,218        .88
May 31, 1997................................           9,003        .41           4,101        .19
August 31, 1997.............................           8,485        .39          17,668        .80
November 30, 1997...........................           8,725        .39         (26,874)     (1.21)
February 27, 1998...........................           9,829        .45           5,778        .25
May 29, 1998................................           9,661        .45         (15,385)      (.70)
August 31, 1998.............................           9,371        .42        (170,243)     (7.62)
November 30, 1998...........................          11,344        .50          65,572       2.94
February 26, 1999...........................           9,629        .42         (19,300)      (.85)
May 28, 1999................................          10,102        .44          25,315       1.08

------------
 *Totals expressed in thousands of dollars except per share amounts.

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C


Other Information (unaudited)

Year 2000. The investment management services provided to the Fund by the Investment Adviser depend in large part on the smooth functioning of its computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which the dates were encoded or calculated. The capability of these systems to recognize the year 2000 could have a negative impact on the Investment Adviser's provision of investment management services, including handling of securities trades, pricing and account services. The Investment Adviser has advised the Fund that it has been reviewing all of their computer systems and actively working on necessary changes to its systems to prepare for the year 2000 and expects that given the extensive testing which it is undertaking its systems will be year 2000 compliant before such date. In addition, the Investment Adviser has been advised by certain of the Fund's service providers that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that the Investment Adviser or any other service provider will be successful in achieving year 2000 compliance, or that interaction with other non-complying computer systems will not impair services to the Fund at that time.


Tax Information (unaudited)

     For Federal tax purposes the Fund hereby designates for the fiscal year ended May 28, 1999:

     * Total long-term capital gain distributions paid of $10,563,967.

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C


Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited)

1. Each shareholder holding shares of common stock ("Shares") of The Emerging Markets Income Fund II Inc (the "Fund") will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (the "Plan"), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent (the "Agent"). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of "street name" and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a "Participant." The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a "market premium"), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a "market discount"), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the dividend or distribution payment date and (ii) the Trading Day prior to the "ex-dividend" date next succeeding the dividend or distribution payment date.

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5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

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9. The Agent will maintain all Participants' accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the

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full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ("Nominee Holders"), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 40 Wall Street, 46th Floor, New York, New York 10005.


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Directors
CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCOIncorporated

WILLIAM D. CVENGROS
      Co-Chairman of the Board;
      Chief Executive Officer,
      President and Member of the
      Board of Value Advisors LLC and
      Chief Executive Officer and
      President of PIMCO Advisors L.P.

LESLIE H. GELB
      President, The Council
      on Foreign Relations

HEATH B. MCLENDON;
      Co-Chairman of the Board;
      Managing Director, Salomon
      Smith Barney Inc.
      President, Smith Barney Mutual Fund
      Management Inc.
      Chairman, Smith Barney
      Strategy Advisors Inc.

RIORDAN ROETT
      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of Advanced
      International Studies,
      Johns Hopkins University

JESWALD W. SALACUSE
      Henry J. Braker Professor of
      Commercial Law, and formerly Dean,
      The Fletcher School of Law & Diplomacy
      Tufts University

Officers
WILLIAM D. CVENGROS
      Co-Chairman of the Board

HEATH B. MCLENDON
      Co-Chairman of the Board

STEPHEN J. TREADWAY
      President

LEWIS E. DAIDONE
      Executive Vice President & Treasurer

THOMAS K. FLANAGAN
      Executive Vice President

NEWTON B. SCHOTT, JR.
      Executive Vice President

PETER J. WILBY
      Executive Vice President

CHRISTINA T. SYDOR
      Secretary

ANTHONY PACE
      Assistant Controller

The Emerging Markets
Income Fund II Inc

      7 World Trade Center
      New York, New York  10048
      For information call (toll free)
      1-888-777-0102

INVESTMENT MANAGER
      Value Advisors LLC
      800 Newport Center Drive
      Newport Beach, California 92660

INVESTMENT ADVISER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York  10048

CUSTODIAN
      Brown Brothers Harriman & Co.
      40 Water Street
      Boston, Massachusetts 02109

DIVIDEND DISBURSING AND TRANSFER AGENT
      American Stock Transfer &Trust Company
      40 Wall Street
      New York, New York 10005

INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York  10036

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York  10017

NEW YORK STOCK EXCHANGE SYMBOL
      EDF

                 The Emerging Markets
                 Income Fund II Inc

                 Annual Report
                 May 28, 1999

--------------------------------------------------------
                 The Emerging Markets Income Fund II Inc
                 -------------------------------------------------------



American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005


                              ---------------------
                                    BULK RATE
                                  U.S. POSTAGE
                                      PAID
                                STATEN ISLAND, NY
                                 PERMIT No. 169
                              ---------------------


                                                                   EDFANN 5/99